Subsequent Events	12 Months Ended
Mar. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

     The Company has performed an evaluation of subsequent events through the time of filing this Annual Report on Form 10-K with the SEC.

NASDAQ Notices

     On June 17, 2011, the Company received notice from the NASDAQ Stock Market ("NASDAQ") stating that the Company is not in compliance with Listing Rule 5250(c)(1) for continued listing due to the Company's inability to file with the SEC the Company's Annual Report on Form 10-K for the year ended March 31, 2011 (the "Initial Delinquent Filing") on a timely basis. The notification was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing or trading of the Company's common stock on the NASDAQ Global Select Market. On August 16, 2011, the Company received notice from the NASDAQ stating that the Company is not in compliance with Listing Rule 5250(c)(1) for continued listing (i) due to the Company's inability to file with the SEC the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2011, and (ii) because the Company remained delinquent in filing the Company's Annual Report on Form 10-K for the period ended March 31, 2011. The notification was issued in accordance with standard NASDAQ procedures and had no immediate effect on the listing or trading of the Company's common stock on the NASDAQ Global Select Market. Pursuant to NASDAQ's letter dated June 17, 2011, which was disclosed in the Company's Current Report on Form 8-K filed with the SEC on June 21, 2011, the Company had until August 16, 2011 to submit a plan to regain compliance with respect to the Initial Delinquent Filing. The NASDAQ letter dated August 16, 2011 indicated that the Company had until August 30, 2011 to submit an updated plan explaining how it expected to regain compliance. On August 16, 2011, the Company submitted its plan to regain compliance. On August 31, 2011, the Company was informed that NASDAQ had granted an exception to its rules to enable the Company to regain compliance by September 30, 2011. With the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, the Annual Report on Form 10-K for the year ended March 31, 2011 and the Amended Quarterly Reports on Form 10-Q as of and for the quarters ended September 30, 2010 and December 31, 2010 and subject to receipt of a confirmation of compliance, the Company will be in compliance with the NASDAQ listing requirements.

Planned Acquisition of "The Switch"

     On March 12, 2011, the Company entered into a Share Purchase Agreement (the "Agreement"), by and among the Company and the shareholders of The Switch Engineering Oy, a power technologies company headquartered in Finland ("The Switch").

     On June 29, 2011, the Company entered into an amendment agreement (the "Amendment"), by and among the Company and the shareholders (the "Shareholders") of The Switch, amending the Agreement. Pursuant to the Agreement, as amended by the Amendment, the Company has agreed to acquire all of the outstanding shares of The Switch for an aggregate purchase price (based on an exchange rate of $1.44 per Euro) of (i) $273.6 million, payable as follows: (1) $20.6 million in cash in the form of an advance payment (the "Advance Payment"), which was paid on June 29, 2011 and is classified as advance payment for planned acquisition on the unaudited condensed consolidated balance sheet as of June 30, 2011, (2) $171.0 million in cash at the closing of the acquisition and (3) the issuance at the closing of the acquisition shares of our common stock, $0.01 par value per share, with a value of $82.1 million based on the average closing price of the common stock during the 20 trading days preceding the second business day prior to the closing of the acquisition and the U.S. dollar to euro exchange rate on the second business day prior to the closing of the acquisition, and (ii) in the event closing occurs after September 1, 2011, interest at an annual rate of 4% on $171.0 million, accruing from September 1, 2011 to and including the closing date, payable in cash at the closing of the acquisition. In the event that the total number of shares of common stock issuable to the shareholders of The Switch exceeds 19.9% of the total number of shares of common stock outstanding prior to such issuance, in lieu of the issuance of such excess shares, the Company agreed to pay additional cash at the closing to the Minor Sellers (as defined in the Agreement) and issue to the remaining shareholders unsecured promissory notes for such excess amount, payable on the first business day after the first anniversary of the closing date.

     Pursuant to the Amendment, the parties agreed that the escrow would terminate on June 10, 2012 rather than twelve months after the closing date. The parties also agreed that the closing would take place on the tenth business day after the date on which the Company informs the Shareholders that a financing resulting in post-acquisition net cash available to the Company of at least $100 million has been completed, provided that all other closing conditions have been satisfied or waived. In addition, pursuant to the Amendment, the parties agreed that the Advance Payment shall constitute a termination fee payable to the Shareholders in the event the Agreement, as amended by the Amendment, is terminated should the closing not take place on or before September 30, 2011 (subject to extension for up to two one-month periods, as described in Section 6.6), or 10 business days thereafter in the case of a breach and/or failure to remedy by the Shareholders under Section 6.3.1, (i) by the Shareholders pursuant to Section 6.6(i), or (ii) the Company pursuant to Section 6.6(ii) (which, in the case of Sections 6.6(i) and 6.6(ii), includes upon the occurrence of a Failed Financing Event (as defined in the Amendment) and, in the case of Section 6.6(ii), upon the occurrence of a Material Adverse Effect (as defined in the Share Purchase Agreement)). Upon any such termination and retention by the Shareholders of the Advance Payment, the parties shall have no right to make any further claims against each other.

     The Company will require proceeds from an additional financing to finance the planned acquisition of The Switch. Closing of the transaction, which has been approved by both companies' Boards of Directors, is subject to customary closing conditions.

Chief Executive Officer Transition

     On May 24, 2011, the Company announced that Daniel P. McGahn, President and Chief Operating Officer, had been appointed Chief Executive Officer and a member of the Board of Directors, effective June 1, 2011. Mr. McGahn succeeds Gregory J. Yurek, who resigned from his position as Chief Executive Officer of the Company, effective on June 1, 2011. In connection with his retirement and resignation, the Company entered into a retirement and services agreement (the "Agreement") with Mr. Yurek pursuant to which Mr. Yurek will serve as a senior advisor to the Company for up to 24 months. The Agreement includes a general release of claims and customary non-compete and non-solicit covenants for the three-year period ending May 31, 2014. Pursuant to this agreement, Mr. Yurek is entitled to receive the following payments and benefits: (i) a total of $2.0 million in cash, of which $83,333 is payable on the final day of each month from June 2011 to August 2012, $50,000 is payable on the final day of September 2012, and $50,000 is payable on the final day of each month from April 2013 to May 2014; and (ii) continued group medical, dental and vision insurance coverage through May 31, 2014. In accordance with the terms of Mr. Yurek's outstanding stock option and restricted stock agreements, the outstanding restricted stock that is unvested as of June 1, 2011 will be forfeited and the outstanding stock options will continue to vest for so long as he continues to serve as an advisor to the Company. Thereafter, any remaining unvested portions of Mr. Yurek's stock options will be cancelled for no consideration. Mr. Yurek agreed to remain as Chairman of the Board until the annual meeting of stockholders or August 15, 2011, whichever occurred first; and will not stand for reelection to the Board at the annual meeting. Mr. Yurek ceased serving as our Chairman of the Board on August 15, 2011. The Agreement replaces and supersedes the Amended and Restated Executive Severance Agreement, dated as of December 23, 2008, between the Company and Mr. Yurek.

     The Company recorded costs of $2.7 million within selling, general and administrative expenses of the unaudited condensed consolidated statements of operations for the three months ended June 30, 2011 which consist of $2.1 million severance benefits under the Agreement and $0.6 million of stock compensation expense related to outstanding stock options.

Restructuring

     The Company initiated a restructuring plan in August 2011 (the "2011 Plan") to reorganize global operations, streamline various functions of the business, and reduce its global workforce to match the demand for its products. The 2011 Plan resulted in a headcount reduction of approximately 150 employees. Coinciding with the 2011 Plan, on August 8, 2011, the Company and Charles W. Stankiewicz, Executive Vice President, Operations and Grid Segment, and Angelo R. Santamaria, Senior Vice President, Global Manufacturing Operations, mutually agreed to end their employment effective on August 23, 2011 and August 12, 2011, respectively. From April 1, 2011 through the date of this filing, the Company has reduced its global workforce by approximately 30%, which is expected to result in annual savings of approximately $30.0 million. As a result of the 2011 Plan, the Company expects to recognize restructuring charges of $3.0 million to $4.0 million in the second quarter of fiscal 2011. These charges primarily relate to severance costs and are expected to be paid through fiscal 2012.

Private Placement of 7% Senior Convertible Notes

     On April 4, 2012, the Company entered into a Securities Purchase Agreement and completed a private placement of $25 million in 7% senior convertible notes (the "Notes") with Capital Ventures International, an affiliate of Heights Capital Management. The Notes have a conversion price of $4.85 per share, representing a premium of approximately 20% over AMSC's closing price on April 3, 2012. In addition, the buyers received warrants to purchase approximately 3.1 million additional shares of common stock exercisable at a strike price of $5.45 per share until October 4, 2017, subject to adjustment. The notes will amortize in monthly installments beginning four months from issuance and ending on October 4, 2014. Amortization payments are payable in cash or common stock at the option of the Company, subject to certain conditions.

     In addition, subject to certain conditions contained in the definitive agreements, the Company may issue an additional $15 million aggregate principal amount of convertible notes and warrants to the same investor on October 4, 2012.